Exhibit 10.5

EXECUTION VERSION

SENIOR NOTES SECURITY AGREEMENT

(Second Lien)

dated as of March 31, 2011

among

PRETIUM PACKAGING, L.L.C.,

PRETIUM FINANCE, INC.,

AND EACH OF THE GUARANTORS PARTY HERETO,

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Collateral Trustee

ARTICLE IX CONTINUING SECURITY INTEREST; TRANSFER OF LOANS	31

ARTICLE X STANDARD OF CARE; COLLATERAL Trustee MAY PERFORM	31

ARTICLE XI MISCELLANEOUS	33

TRADEMARK REGISTRATIONS AND APPLICATIONS	5

ii

SCHEDULE 4.01 — GENERAL INFORMATION

SCHEDULE 4.02 — LOCATION OF EQUIPMENT AND INVENTORY

SCHEDULE 4.05 — INVESTMENT RELATED PROPERTY

SCHEDULE 4.09 — DESCRIPTION OF LETTERS OF CREDIT

SCHEDULE 4.10 — INTELLECTUAL PROPERTY EXCEPTIONS

SCHEDULE 4.11 — COMMERCIAL TORT CLAIMS

EXHIBIT A — PLEDGE SUPPLEMENT

EXHIBIT B — UNCERTIFICATED SECURITIES CONTROL AGREEMENT

EXHIBIT C — TRADEMARK SECURITY AGREEMENT

EXHIBIT D — COPYRIGHT SECURITY AGREEMENT

EXHIBIT E — PATENT SECURITY AGREEMENT

iii

This SECURITY AGREEMENT, dated as of March 31, 2011 (this “Agreement”), between PRETIUM PACKAGING, L.L.C., a Delaware limited liability company (the “Company”), PRETIUM FINANCE, INC., a Delaware corporation (“Pretium Finance,” and together with the Company, the “Issuers”), EACH OF THE UNDERSIGNED (other than the Collateral Trustee), whether as an Additional Grantor (as herein defined) or as an original signatory hereto (together with the Issuers, collectively, the “Grantors” and each, a “Grantor”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Collateral Trustee for the Secured Parties (in such capacity, together with any successor in such capacity, the “Collateral Trustee”).

RECITALS:

WHEREAS, pursuant to that certain Indenture, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Indenture,” the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among the Issuers, the Guarantors (as defined in the Indenture), the Noteholders and the Collateral Trustee, the Noteholders have agreed to extend credit to the Issuers; and

WHEREAS, in consideration of the extensions of credit and other accommodations of Noteholders as set forth in the Indenture, each Grantor has agreed to secure the Obligations under the Indenture as set forth herein; and

WHEREAS, concurrently herewith, the Company and Pretium Finance, Inc. are entering into (i) the Credit Agreement, by and among by and among Pretium Packaging, L.L.C., the Co-Borrowers, the Guarantors, the Lenders from time to time party thereto, Jefferies Finance LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), Jefferies Finance LLC, as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”), and Jefferies Group, Inc., issuing bank for the Lenders (in such capacity, the “Issuing Bank”), and (ii) the ABL Security Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, each Grantor and the Collateral Trustee agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 General Definitions. In this Agreement, the following terms shall have the following meanings:

“ABL Collateral Agent” the Collateral Agent as such is defined in the Credit Agreement.

“ABL Security Agreement” has the meaning assigned to the term in the Credit Agreement.

“Additional Grantors” as defined in Section 5.02.

“Additional Notes” shall have the meaning assigned thereto in the indenture.

“Agreement” as defined in the preamble.

“Bailee Letter” means an agreement in form and substance reasonably satisfactory to the ABL Collateral Agent by which any repairman, mechanic or bailee holding any Collateral acknowledges the ABL Collateral Agent’s Lien, waives any Lien it may have on the Collateral and agrees to deliver the Collateral to the ABL Collateral Agent upon request.

“Cash Proceeds” as defined in Section 7.08.

“Chattel Paper” means all “chattel paper” as defined in Article 9 of the UCC, including, without limitation, “electronic chattel paper” or “tangible chattel paper”, as each term is defined in Article 9 of the UCC.

“Collateral” as defined in Section 2.01.

“Collateral Account” means any account established by the Collateral Agent for the purpose of serving as a collateral account under this Agreement.

“Collateral Records” means books, records, ledger cards, files, correspondence, customer lists, supplier lists, blueprints, technical specifications, manuals, computer software and related documentation, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

“Collateral Support” means all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

“Collateral Trustee” as defined in the preamble.

“Commercial Tort Claims” means all “commercial tort claims” as defined in Article 9 of the UCC, including, without limitation, all commercial tort claims listed on Schedule 4.11 (as such schedule may be amended or supplemented from time to time).

“Commodities Accounts” (i) means all “commodity accounts” as defined in Article 9 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 4.05 under the heading “Commodities Accounts” (as such schedule may be amended or supplemented from time to time).

“Control Agreement” means a control agreement in a form as shall be reasonably satisfactory to the Collateral Agent, executed and delivered by a Grantor, the ABL Collateral Agent, the Collateral Trustee and the applicable securities intermediary (with respect to a Securities Account) or depositary institution (with respect to a Deposit Account that is not an Excluded Deposit Account), pursuant to which (i) the ABL Collateral Agent shall have “control” (within the meaning of Section 9-104 of the UCC) over each Securities Account and Deposit Account, as applicable, and (ii) the applicable securities intermediary or depositary institution agrees to comply with instructions originated by the ABL Collateral Agent or the Collateral Trustee, when applicable, after delivery of a Control Notice without further consent by such Grantor, and has such other terms and conditions as the ABL Collateral Agent may reasonably require.

“Control Notice” means a written notice delivered by the ABL Collateral Agent or the Collateral Trustee, when applicable, pursuant to a Control Agreement instructing the applicable securities intermediary (with respect to a Securities Account) or depositary institution (with respect to a Deposit

Account that is not an Excluded Account) to comply with instructions originated by the ABL Collateral Agent (or the Collateral Trustee, when applicable) with respect to the Securities Account or Deposit Account, as applicable, that is covered thereby without further consent of the applicable Grantor.

“Controlled Foreign Corporation” means “controlled foreign corporation” as defined in the Internal Revenue Code.

“Copyright Licenses” means any and all agreements, licenses and covenants providing for the granting of any right in or to Copyrights (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.10(B) (as such schedule may be amended or supplemented from time to time).

“Copyrights” means all United States and foreign copyrights (including Community designs), including but not limited to copyrights in software and databases, and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, and with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications referred to in Schedule 4.10(A) (as such schedule may be amended or supplemented from time to time), (ii) all extensions and renewals thereof, (iii) all rights corresponding thereto throughout the world, (iv) rights to sue or otherwise recover for any past, present and future infringement or other violation thereof, and (v) all Proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto

“Credit Agreement” as defined in the recitals.

“Deposit Accounts” (i) means all “deposit accounts” as defined in Article 9 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 4.05 under the heading “Deposit Accounts” (as such schedule may be amended or supplemented from time to time).

“Discharge of First Lien Obligations” shall have the meaning assigned thereto in the Intercreditor Agreement.

“Documents” means all “documents” as defined in Article 9 of the UCC.

“Equipment” means: (i) all “equipment” as defined in Article 9 of the UCC, (ii) all machinery, manufacturing equipment, data processing equipment, computers, office equipment, furnishings, furniture, appliances, fixtures and tools (in each case, regardless of whether characterized as equipment under the UCC) and (iii) all accessions or additions thereto, all parts thereof, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefor, wherever located, now or hereafter existing, including any fixtures.

“Excluded Deposit Accounts” has the meaning assigned thereto in the Credit Agreement.

“Excluded Assets” means (i) any lease, license, contract, property right, agreement or other General Intangible to which any Grantor is a party or any of its rights or interests thereunder, now or in the future, if and only for so long as the grant of a Lien under the Security Documents will violate any law, rule or regulation applicable to such Grantor or will constitute or result in a breach, termination or default, or requires any consent not obtained, under any such lease, license, contract, property right or agreement (other than to the extent that any such law, rule, regulation or term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC of any relevant jurisdiction or any other applicable law or principles of equity); (ii) any “intent-to-use” application for registration of a

Trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law; (iii) any ULC Shares; and (iv) in the event that Rule 3-16 of Regulation S-X under the Securities Act requires (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require) the filing with the SEC (or any governmental agency) of separate audited financial statements of any Affiliate of the Company (other than the Company or its successors) due to the fact that such Affiliate’s Capital Stock or other securities secure the Notes, the Capital Stock or other securities of such affiliate but only to the extent necessary to not be subject to such requirement; provided that such assets shall cease to be Excluded Assets under this paragraph, if, and for so long as, the provisions of Rule 3-16 of Regulation S-X no longer apply to the Indenture and the Notes or in respect thereof and, in such event, the Collateral Trustee shall be granted a perfected security interest therein.

“General Intangibles” (i) means all “general intangibles” as defined in Article 9 of the UCC, including “payment intangibles” also as defined in Article 9 of the UCC and (ii) shall include, without limitation, all interest rate or currency protection, all tax refunds, all licenses, permits, concessions and authorizations, and all Intellectual Property (in each case, regardless of whether characterized as general intangibles under the UCC).

“Goods” (i) means all “goods” as defined in Article 9 of the UCC and (ii) shall include, without limitation, all Inventory and Equipment (in each case, regardless of whether characterized as goods under the UCC).

“Grantors” as defined in the preamble.

“Instruments” means all “instruments” as defined in Article 9 of the UCC.

“Insurance” means (i) all insurance policies covering any or all of the Collateral (regardless of whether the Collateral Trustee is the loss payee thereof) and (ii) any key man life insurance policies.

“Intellectual Property” means, collectively, all intellectual property and similar proprietary rights, whether arising under the United States, multinational or foreign laws or otherwise, including Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses and Trade Secrets, and the right to sue or otherwise recover for any past, present and future infringement, dilution, misappropriation, or other violation or impairment thereof, including the right to receive all Proceeds therefrom, including license fees, royalties, income, payments, claims, damages and proceeds of suit, now or hereafter due and/or payable with respect thereto.

“Intercreditor Agreement” has the meaning ascribed to such term in the Indenture.

“Internal Revenue Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

“Investment Accounts” means the Collateral Account, Securities Accounts, Commodities Accounts and Deposit Accounts.

“Investment Related Property” means: (i) all “investment property” (as such term is defined in Article 9 of the UCC) and (ii) all of the following (regardless of whether classified as investment property under the UCC): all Pledged Interests, Pledged Debt, the Investment Accounts and certificates of deposit.

“Joinder Agreement” means any joinder agreement substantially in the form of Exhibit F.

“Letter of Credit Right” means “letter-of-credit right” as defined in Article 9 of the UCC.

“Lien” means (i) any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing and (ii) in the case of Pledged Interests, any purchase option, call or similar right of a third party with respect to such Pledged Interests.

“Material Adverse Effect” shall mean (a) a material adverse effect on the financial condition, results of operations or business of the Grantors, taken as a whole, (b) a material impairment of the ability of the Grantors, taken as a whole, to fully and timely perform any of their obligations under the Indenture or this Agreement, (c) a material impairment of the rights of or benefits or remedies available to the Noteholders or the Collateral Trustee under the Indenture or this Agreement, or (d) a material adverse effect on any substantial portion of the Collateral or on the Liens in favor of the Collateral Trustee (for its benefit and for the benefit of the other Secured Parties) on the Collateral or the validity, enforceability, perfection or priority of such Liens.

“Money” means “money” as defined in the UCC.

“Patent Licenses” means all agreements providing for the granting of any right in or to Patents (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.10(D) (as such schedule may be amended or supplemented from time to time).

“Patents” means all United States and foreign patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing, including: (i) each issued patent and patent application referred to in Schedule 4.10(C) hereto (as such schedule may be amended or supplemented from time to time), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all inventions and improvements described therein, (iv) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof, (v) all Proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“Pledge Supplement” means any supplement to this agreement in substantially the form of Exhibit A.

“Pledged Debt” means all Indebtedness owed to such Grantor, including, without limitation, all Indebtedness described on Schedule 4.05(A) under the heading “Pledged Debt” (as such schedule may be amended or supplemented from time to time), issued by the obligors named therein, the instruments evidencing such Indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Indebtedness.

“Pledged Interests” means all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests.

“Pledged LLC Interests” means all interests in any limited liability company including, without limitation, all limited liability company interests listed on Schedule 4.05(A) under the heading “Pledged LLC Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests.

“Pledged Partnership Interests” means all interests in any general partnership, limited partnership, limited liability partnership or other partnership including, without limitation, all partnership interests listed on Schedule 4.05(A) under the heading “Pledged Partnership Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of such Grantor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests.

“Pledged Stock” means all shares of capital stock owned by such Grantor, including, without limitation, all shares of capital stock described on Schedule 4.05(A) under the heading “Pledged Stock” (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

“Pledged Trust Interests” means all interests in a Delaware business trust or other trust including, without limitation, all trust interests listed on Schedule 4.05(A) under the heading “Pledged Trust Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such trust interests and any interest of such Grantor on the books and records of such trust or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such trust interests.

“Proceeds” means: (i) all “proceeds” as defined in Article 9 of the UCC, (ii) payments or distributions made with respect to any Investment Related Property and (iii) whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

“Receivables” means all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including, without limitation all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Related Property, together with all of Grantor’s rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Receivables Records.

“Receivables Records” means (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books,

correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of Grantor or any computer bureau or agent from time to time acting for Grantor or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors or secured parties, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (iv) all credit information, reports and memoranda relating thereto and (v) all other written or nonwritten forms of information related in any way to the foregoing or any Receivable.

“Record” shall have the meaning specified in Article 9 of the UCC.

“Secured Obligations” as defined in Section 3.01.

“Secured Parties” shall mean the Noteholders, the Trustee and the Collateral Trustee.

“Securities Accounts” (i) means all “securities accounts” as defined in Article 8 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 4.05(A) under the heading “Securities Accounts” (as such schedule may be amended or supplemented from time to time).

“Supporting Obligation” means all “supporting obligations” as defined in Article 9 of the UCC.

“Trademark Licenses” means any and all agreements providing for the granting of any right in or to Trademarks (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.10(F) (as such schedule may be amended or supplemented from time to time).

“Trademarks” means all United States, state and foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, internet domain names, trade styles, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, all registrations and applications for any of the foregoing including: (i) the registrations and applications referred to in Schedule 4.10(E) (as such schedule may be amended or supplemented from time to time), (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by the foregoing, (iv) the right to sue or otherwise recover for any past, present and future infringement, dilution or other violation thereof or for any injury to goodwill, (v) all Proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“Trade Secrets” means all trade secrets and all other confidential or proprietary information and know-how whether or not the foregoing has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to the foregoing, including: (i) the right to sue or otherwise recover for any past, present and future misappropriation or other violation thereof, (ii) all Proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (iii) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or, when the context implies, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction.

“ULC” means an unlimited company, unlimited liability corporation or unlimited liability company, in each case organized under the laws of Canada or any province or territory thereof.

“ULC Shares” means shares or membership or other equity interests in the capital stock of a ULC.

“United States” means the United States of America.

Section 1.02 Definitions; Interpretation. All capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Indenture. All terms defined in Article 8 and Article 9 of the UCC and not otherwise defined are used herein as therein defined. References to “Sections,” “Exhibits” and “Schedules” shall be to Sections, Exhibits and Schedules, as the case may be, of this Agreement unless otherwise specifically provided. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. If any conflict or inconsistency exists between this Agreement and the Indenture, the Indenture shall govern. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

ARTICLE II

GRANT OF SECURITY

Section 2.01 Grant of Security. Subject to Section 2.02, each Grantor hereby grants to the Collateral Trustee a security interest and continuing lien on all of such Grantor’s right, title and interest in, to and under all personal property of such Grantor including, but not limited to the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located (all of which being hereinafter collectively referred to as the “Collateral”):

(a) Accounts;

(b) Equipment,

(c) Fixtures

(d) Inventory

(e) Chattel Paper;

(f) Documents;

(g) General Intangibles;

(h) Goods;

(i) Instruments;

(j) Insurance;

(k) Intellectual Property;

(l) Investment Related Property;

(m) Letter of Credit Rights;

(n) Money;

(o) Receivables and Receivable Records;

(p) Commercial Tort Claims;

(q) to the extent not otherwise included above, all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and

(r) to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

Section 2.02 Certain Limited Exclusions. Notwithstanding anything herein to the contrary, in no event shall the security interest granted under Section 2.01 hereof attach to any Excluded Assets.

ARTICLE III

SECURITY FOR SECURED OBLIGATIONS; GRANTORS REMAIN LIABLE

Section 3.01 Security for Secured Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a) (and any successor provision thereof)), of all Obligations with respect to every Grantor (the “Secured Obligations”).

Section 3.02 Continuing Liability Under Collateral. Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for all obligations under the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Collateral Trustee or any Secured Party, (ii) each Grantor shall remain liable under each of the agreements included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Collateral Trustee nor any Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Collateral Trustee nor any Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, and (iii) the exercise by the Collateral Trustee of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.

Section 3.03 Intercreditor Agreement. Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Trustee pursuant to this Agreement and the exercise of any right or remedy by the Collateral Trustee hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES AND COVENANTS

Section 4.01 Generally.

(a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and on the date of issuance of Additional Notes, if any, pursuant to and as contemplated by the terms of the Indenture until termination of this Agreement pursuant to Article IX hereof, that:

(i) it owns the Collateral purported to be owned by it or otherwise has the rights it purports to have in each item of Collateral and, as to all Collateral whether now existing or hereafter acquired, will continue to own or have such rights in each item of the Collateral, in each case free and clear of any and all Liens, rights or claims of all other Persons, including, without limitation, liens arising as a result of such Grantor becoming bound (as a result of merger or otherwise) as debtor under a security agreement entered into by another Person other than Permitted Liens, filing for which termination statements have been delivered to the Collateral Trustee, and precautionary financing statement filings regarding operating leases;

(ii) it has indicated on Schedule 4.01(A) (as such schedule may be amended or supplemented from time to time): (w) the type of organization of such Grantor, (x) the jurisdiction of organization of such Grantor, (y) its organizational identification number, if applicable, and (z) the jurisdiction where the chief executive office or its sole place of business is (or the principal residence if such Grantor is a natural person), and for the one-year period preceding the date hereof has been, located;

(iii) the full legal name of such Grantor is as set forth on Schedule 4.01(A) and it has not done in the last five (5) years, and does not do, business under any other name (including any trade-name or fictitious business name) except for those names set forth on Schedule 4.01(B) (as such schedule may be amended or supplemented from time to time);

(iv) except as provided on Schedule 4.01(C), it has not changed its name, jurisdiction of organization, chief executive office or sole place of business (or principal residence if such Grantor is a natural person) or its corporate structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise) within the past five (5) years;

(v) it has not within the last five (5) years become bound (whether as a result of merger or otherwise) as debtor under a security agreement entered into by another Person, which has not heretofore been terminated, other than Permitted Liens;

(vi) [Intentionally Omitted];

(vii) upon the filing of all UCC financing statements naming each Grantor as “debtor” and the Collateral Trustee as “secured party” and describing the Collateral in the filing offices set forth opposite such Grantor’s name on Schedule 4.01(E) hereof (as such schedule may be amended or supplemented from time to time), upon execution of a Control Agreement with respect to any Deposit Account or other Investment Account, upon consent of the issuer with respect to Letter of Credit Rights, upon delivery to the Collateral Trustee taking possession or control of any Investment Related Property, and to the extent not subject to Article 9 of the UCC, upon recordation of the security interests granted hereunder in registered and applied for United States Patents, Trademarks and Copyrights with the United States Patent and Trademark Office and United States Copyright Office, the security interests granted to the Collateral Trustee hereunder constitute valid and perfected Liens (subject in the case of priority only to Permitted Liens and to the rights of the United States government (including any agency or department thereof) with respect to United States government Receivables) on all of the Collateral (other than rights in foreign Intellectual Property);

(viii) all actions and consents, including all filings, notices, registrations and recordings necessary for the exercise by the Collateral Trustee of the voting or other rights provided for in this Agreement or the exercise of remedies in respect of the Collateral have been made or obtained;

(ix) other than the financing statements filed in favor of the Collateral Trustee, no effective UCC financing statement, fixture filing or other instrument similar in effect under any applicable law covering all or any part of the Collateral is on file in any filing or recording office except for (x) financing statements for which proper termination statements have been delivered to the Collateral Trustee for filing and (y) financing statements filed in connection with Permitted Liens and (z) and precautionary financing statement filings regarding operating leases;

(x) no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for either (i) the pledge or grant by any Grantor of the Liens purported to be created in favor of the Collateral Trustee hereunder or (ii) the exercise by Collateral Trustee of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) as set forth in clause (vii) above and (B) as may be required, in connection with the disposition of any Investment Related Property, by laws generally affecting the offering and sale of Securities;

(xi) all information supplied by any Grantor with respect to any of the Collateral pursuant to the Loan Documents (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects;

(xii) none of the Collateral constitutes, or is the Proceeds of, “farm products” (as defined in the UCC);

(xiii) it does not own any “as extracted collateral” (as defined in the UCC) or any timber to be cut;

(xiv) Except as described on Schedule 4.01(D), such Grantor has not become bound as a debtor, either by contract or by operation of law, by a security agreement previously entered into by another Person; and

(xv) Such Grantor has been duly organized as an entity of the type as set forth opposite such Grantor’s name on Schedule 4.01(A) solely under the laws of the jurisdiction as set forth opposite such Grantor’s name on Schedule 4.01(A) and remains duly existing as such. Such Grantor has not filed any certificates of domestication, transfer or continuance in any other jurisdiction.

(b) Covenants and Agreements. Each Grantor hereby covenants and agrees that:

(i) except for the security interest created by this Agreement, it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral, except Permitted Liens, and such Grantor shall defend the Collateral against all Persons at any time claiming any interest therein;

(ii) it shall not produce, use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

(iii) it shall not change such Grantor’s name, identity, corporate structure (e.g., by merger, consolidation, change in corporate form or otherwise), sole place of business (or principal residence if such Grantor is a natural person), chief executive office, type of organization or jurisdiction of organization or establish any trade names unless it shall have (a) notified the Collateral Trustee in writing, by executing and delivering to the Collateral Trustee a completed Pledge Supplement together with all Supplements to Schedules thereto, at least five (5) days prior to any such change or establishment, identifying such new proposed name, identity, corporate structure, sole place of business (or principal residence if such Grantor is a natural person), chief executive office, jurisdiction of organization or trade name and providing such other information in connection therewith as the Collateral Trustee may reasonably request and (b) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Collateral Trustee’s security interest in the Collateral intended to be granted and agreed to hereby;

(iv) [Intentionally Omitted];

(v) it shall pay promptly when due all material property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith; provided, such Grantor shall in any event pay such taxes, assessments, charges, levies or claims not later than five (5) days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against such Grantor or any of the Collateral as a result of the failure to make such payment;

(vi) upon such Grantor or any officer of such Grantor obtaining knowledge thereof, it shall promptly notify the Collateral Trustee in writing of any event that may have a Material Adverse Effect on the value of the Collateral or any portion thereof, the ability of any Grantor or the Collateral Trustee to dispose of the Collateral or any portion thereof, or the rights and remedies of the Collateral Trustee in relation thereto, including, without limitation, the levy of any legal process against the Collateral or any portion thereof;

(vii) it shall not take or permit any action which could reasonably be expected to impair the Collateral Trustee’s rights in the Collateral; and

(viii) it shall not sell, transfer or assign (by operation of law or otherwise) any Collateral, except for Inventory sold in the ordinary course of business or as otherwise expressly permitted by the Indenture.

Section 4.02 Equipment and Inventory.

(a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and on the date of issuance of Additional Notes, if any, pursuant to and as contemplated by the terms of the Indenture until termination of this Agreement pursuant to Article IX hereof, that:

(i) any Goods now or hereafter produced by any Grantor included in the Collateral have been and will be produced in compliance with the requirements of the Fair Labor Standards Act, as amended; and

(ii) [Intentionally omitted]

(b) Covenants and Agreements. Each Grantor covenants and agrees that:

(i) it shall keep the Equipment, Inventory and any Documents evidencing any Equipment and Inventory in the locations specified on Schedule 4.02, other than in-transit Inventory and equipment out for repair (as such schedule may be amended or supplemented by the Grantors in writing, from time to time, but in any event, no less frequently than monthly) unless it shall have (a) notified the Collateral Trustee in writing, by executing and delivering to the Collateral Trustee a completed Pledge Supplement together with all Supplements to Schedules thereto, at least five (5) days prior to any change in locations, identifying such new locations and providing such other information in connection therewith as the Collateral Trustee may reasonably request and (b) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Collateral Trustee’s security interest in the Collateral intended to be granted and agreed to hereby, or to enable the Collateral Trustee to exercise and enforce its rights and remedies hereunder, with respect to such Equipment and Inventory;

(ii) it shall keep correct and accurate records of the Inventory, itemizing and describing the kind, type and quantity of Inventory, such Grantor’s cost therefor and (where applicable) the current list prices for the Inventory, in each case, in reasonable detail; and

(iii) [Intentionally omitted]

(iv) [Intentionally omitted]; and

(v) with respect to any item of Equipment which is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, upon the reasonable request of the Collateral Trustee, but subject to the terms and conditions set forth in the Intercreditor Agreement, (A) provide information with respect to any such Equipment, (B) execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title, and (C) deliver to the Collateral Trustee copies of all such applications or other documents filed during such calendar quarter and copies of all such certificates of title issued during such calendar quarter indicating the security interest created hereunder in the items of Equipment covered thereby; provided, that no Grantor shall be required to request a notation or other indication of security interest with respect to any motor vehicles owned by the Grantors with a value of less than $200,000 in the aggregate at any time.

Section 4.03 [Intentionally Omitted.]

Section 4.04 Investment Related Property.

(a) Covenants and Agreements. Each Grantor hereby covenants and agrees that:

(i) in the event it acquires rights in any Investment Related Property after the date hereof, it shall deliver to the Collateral Trustee a completed Pledge Supplement together with all Supplements to Schedules thereto, reflecting such new Investment Related Property and all other Investment Related Property. Notwithstanding the foregoing, it is understood and agreed that the security interest of the Collateral Trustee shall attach to all Investment Related Property immediately upon any Grantor’s acquisition of rights therein and shall not be affected by the failure of any Grantor to deliver a supplement to Schedule 4.05 as required hereby;

(ii) except as provided in the next sentence, in the event such Grantor receives any dividends, interest or distributions on any Investment Related Property, or any securities or other property upon the merger, consolidation, liquidation or dissolution of any issuer of any Investment Related Property, then (a) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and (b) subject to the terms and conditions set forth in the Intercreditor Agreement, such Grantor shall immediately take all steps, if any, necessary or advisable to ensure the validity, perfection, priority and, if applicable, control of the Collateral Trustee over such Investment Related Property and pending any such action such Grantor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of the Collateral Trustee and shall segregate such dividends, distributions, Securities or other property from all other property of such Grantor. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, the Collateral Trustee authorizes each Grantor to retain all ordinary cash dividends and distributions paid in the normal course of the business of the issuer and consistent with the past practice of the issuer and all scheduled payments of interest; and

(iii) each Grantor consents to the grant by each other Grantor to the Collateral Agent of a Security Interest in all Investment Related Property.

(b) [Intentionally Omitted(i).]

(c) Voting and Distributions. From and after the Discharge of the First Lien Obligations:

(i) So long as no Event of Default shall have occurred and be continuing:

(1) except as otherwise provided under the covenants and agreements relating to Investment Related Property in this Agreement or elsewhere herein or in the Indenture, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Indenture; provided, no Grantor shall exercise or refrain from exercising any such right if in the Grantor’s judgment, such action would have a Material Adverse Effect on the value of the Investment Related Property or any part thereof; it being understood, however, that neither the voting by such Grantor of any Pledged Stock for, or such Grantor’s consent to, the election of directors (or similar governing body) at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting, nor such Grantor’s consent to or approval of any action otherwise permitted under this Agreement and the Indenture, shall be deemed inconsistent with the terms of this Agreement or the Indenture within the meaning of this Section 4.04(c)(i)(1), and no notice of any such voting or consent need be given to the Collateral Trustee; and

(2) the Collateral Trustee shall promptly execute and deliver (or cause to be executed and delivered) to each Grantor all proxies, and other instruments as such Grantor may from time to time reasonably request for the purpose of enabling such Grantor to exercise the voting and other consensual rights when and to the extent which it is entitled to exercise pursuant to clause (1) above;

(3) Upon the occurrence and during the continuation of an Event of Default, unless otherwise elected or consented to in writing by the Collateral Trustee:

(A) all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Collateral Trustee who shall thereupon have the sole right to exercise such voting and other consensual rights; and

(B) in order to permit the Collateral Trustee to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (1) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the

Collateral Trustee all proxies, dividend payment orders and other instruments as the Collateral Trustee may from time to time reasonably request and (2) each Grantor acknowledges that the Collateral Trustee may utilize the power of attorney set forth in Section 6.01.

Section 4.05 Pledged Equity Interests.

(a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and on the date of issuance of Additional Notes, if any, pursuant to and as contemplated by the terms of the Indenture until termination of this Agreement pursuant to Article IX hereof, that:

(i) Schedule 4.05(A) (as such schedule may be amended or supplemented from time to time) sets forth under the headings “Pledged Stock, “Pledged LLC Interests,” “Pledged Partnership Interests” and “Pledged Trust Interests,” respectively, all of the Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests owned by any Grantor and such Pledged Interests constitute the percentage of issued and outstanding shares of stock, percentage of membership interests, percentage of partnership interests or percentage of beneficial interest of the respective issuers thereof indicated on such Schedule;

(ii) except as set forth on Schedule 4.05(B) (as such schedule may be amended or supplemented from time to time), it has not acquired any equity interests of another entity or substantially all the assets of another entity within the past five (5) years;

(iii) it is the record and beneficial owner of the Pledged Interests free of all Liens, rights or claims of other Persons other than Permitted Liens and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Interests;

(iv) without limiting the generality of Section 4.01(a)(v), no consent of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary in connection with the creation, perfection or priority status of the security interest of the Collateral Trustee in any Pledged Interests or the exercise by the Collateral Trustee of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof; and

(v) none of the Pledged LLC Interests nor Pledged Partnership Interests are or represent interests in issuers that: (a) are registered as investment companies, (b) are dealt in or traded on securities exchanges or markets, (c) have opted to be treated as securities under the uniform commercial code of any jurisdiction unless to the extent that Section 4.04(b) has been complied with in respect of such Pledged LLC Interests or Pledged Partnership Interests.

(b) Covenants and Agreements. Each Grantor hereby covenants and agrees that:

(i) it shall not vote to enable or take any other action to: (a) amend or terminate any partnership agreement, limited liability company agreement, certificate of incorporation, by-laws or other organizational documents in any way that materially and adversely changes the rights of such Grantor with respect to any Investment Related Property or adversely affects the validity, perfection or priority of the Collateral Trustee’s security interest, (b) permit any issuer of any Pledged Interest to issue any additional stock, partnership interests, limited liability company interests or other equity interests of any nature or to issue securities convertible into or granting the right of purchase or exchange for any stock or other equity interest of any nature of such issuer, unless the same are pledged hereunder (c) other than as permitted under the Indenture, permit any issuer of any Pledged Interest to dispose of all or a material portion of their assets, (d) waive any default under or breach of any terms of organizational document relating to the issuer of any Pledged Interest or the terms of any Pledged Debt, or (e) cause any issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the UCC; unless such Grantor has fully complied with Section 4.04(b);

(ii) it shall comply with all of its obligations under any partnership agreement or limited liability company agreement relating to Pledged Partnership Interests or Pledged LLC Interests and shall enforce all of its rights with respect to any Investment Related Property;

(iii) unless permitted under the Indenture, it shall not permit any issuer of any Pledged Interest to merge or consolidate unless (i) such issuer creates a security interest that is perfected by a filed financing statement (that is not effective solely under section 9-508 of the UCC) in collateral in which such new debtor has or acquires rights, and (ii) all the outstanding capital stock or other equity interests of the surviving or resulting corporation, limited liability company, partnership or other entity is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding equity interests of any other constituent Grantor; provided that if the surviving or resulting Grantor upon any such merger or consolidation involving an issuer which is a Controlled Foreign Corporation, then such Grantor shall only be required to pledge equity interests in accordance with Section 2.02; and

(iv) each Grantor consents to the grant by each other Grantor of a security interest in all Investment Related Property to the Collateral Trustee and, without limiting the foregoing, consents to the transfer of any Pledged Partnership Interest and any Pledged LLC Interest to the Collateral Trustee or its nominee following an Event of Default and to the substitution of the Collateral Trustee or its nominee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto.

Section 4.06 Pledged Debt.

(a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and on the date of issuance of Additional Notes, if any, pursuant to and as contemplated by the terms of the Indenture until termination of this Agreement pursuant to Article IX hereof, that Schedule 4.05 (as such schedule may be amended or supplemented from time to time) sets forth under the heading “Pledged Debt” all of the Pledged Debt (unless issued by a Grantor) owned by any Grantor and all of such Pledged Debt has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof and is not in default and constitutes all of the issued and outstanding inter-company Indebtedness;

(b) Covenants and Agreements. Each Grantor hereby covenants and agrees that it shall notify the Collateral Trustee of any default under any Pledged Debt that has caused, either in any individual case or in the aggregate, a Material Adverse Effect.

Section 4.07 Investment Accounts.

(a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date, that:

(i) Schedule 4.05 hereto (as such schedule may be amended or supplemented from time to time) sets forth under the headings “Securities Accounts” and “Commodities Accounts,” respectively, all of the Securities Accounts and Commodities Accounts in which each Grantor has an interest. Each Grantor is the sole entitlement holder of each such Securities Account and Commodity Account, and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Collateral Trustee having “control” (within the meanings of Sections 8-106 and 9-106 of the UCC) over, or any other interest in, any such Securities Account or Commodity Account or securities or other property credited thereto;

(ii) Schedule 4.05 hereto (as such schedule may be amended or supplemented from time to time) sets forth under the headings “Deposit Accounts” all of the Deposit Accounts in which each Grantor has an interest. Each Grantor is the sole account holder of each such Deposit Account and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the ABL Collateral Agent) having either sole dominion and control (within the meaning of common law) or “control” (within the meanings of Section 9-104 of the UCC) over, or any other interest in, any such Deposit Account or any money or other property deposited therein; and

(iii) Each Grantor has taken all actions necessary or desirable in accordance with the deadline set forth in Section 5.14 of the Credit Agreement, including those specified in Section 4.05(c), subject to the terms and conditions set forth in the Intercreditor Agreement, to: (a) establish the ABL Collateral Agent’s “control” (within the meanings of Sections 8-106 and 9-106 of the UCC) over any portion of the Investment Related Property constituting Certificated Securities, Uncertificated Securities, Securities Accounts, Securities Entitlements or Commodities Accounts (each as defined in the UCC); (b) establish the ABL Collateral Agent’s “control” (within the meaning of Section 9-104 of the UCC) over all Deposit Accounts; and (c) deliver all Instruments to the ABL Collateral Agent over such Investment Related Property.

(b) Covenant and Agreement. Each Grantor hereby covenants and agrees with the Collateral Trustee and each other Secured Party that it shall not close or terminate any Investment Account (except if doing so shall not in the judgment of the Grantor have a Material Adverse Effect) unless a successor or replacement account has been established with the consent of the Collateral Trustee with respect to which successor or replacement account a Control Agreement has been entered into by the appropriate Grantor, Collateral Trustee and securities intermediary or depository institution at which such successor or replacement account is to be maintained in accordance with the provisions of Section 4.05(c).

(c) Delivery and Control. Each Grantor shall have entered into a Control Agreement in accordance with the deadline set forth in Section 5.14 of the Credit Agreement of 30 days after the date hereof, with respect to: (i) any Investment Related Property consisting of Securities Accounts or

Securities Entitlements, and any Investment Related Property that is a “Deposit Account” (other than any Excluded Deposit Account), that exist on the Closing Date and (ii) any Securities Accounts, Securities Entitlements or Deposit Accounts that are created or acquired after the Closing Date, as of or prior to the deposit or transfer of any such Securities Entitlements or funds, whether constituting moneys or investments, into such Securities Accounts or Deposit Accounts, except, in each case, with respect to Excluded Deposit Accounts. With respect to any Securities Accounts or Securities Entitlements, in accordance with the deadline set forth in Section 5.14 of the Credit Agreement of 30 days after the date hereof, it shall cause the securities intermediary maintaining such Securities Account or Securities Entitlement to enter into a Control Agreement pursuant to which such securities intermediary agrees to comply with the “entitlement orders” given by the ABL Collateral Agent or, after Discharge of the First Lien Obligations, given by the Collateral Trustee, without further consent by such Grantor. With respect to any Deposit Account that is not an Excluded Deposit Account, in accordance with the deadline set forth in Section 5.14 of the Credit Agreement of 30 days after the date hereof, it shall cause the depositary institution maintaining such account to enter into a Control Agreement.

In addition to the foregoing, if any issuer of any Investment Related Property is located in a jurisdiction outside of the United States, each Grantor shall take such additional actions, including, without limitation, causing the issuer to register the pledge on its books and records or making such filings or recordings, in each case as may be necessary or advisable, under the laws of such issuer’s jurisdiction to insure the validity, perfection and priority of the security interest of the Collateral Trustee. Upon the occurrence of an Event of Default, the Collateral Trustee shall have the right, without notice to any Grantor, (a) to transfer all or any portion of the Investment Related Property to its name or the name of its nominee or agent or (b) to exchange any certificates or instruments representing any Investment Related Property for certificates or instruments of smaller or larger denominations.

Section 4.08 [Intentionally Omitted].

Section 4.09 Letter of Credit Rights.

(a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and on the date of issuance of Additional Notes, if any, pursuant to and as contemplated by the terms of the Indenture until termination of this Agreement pursuant to Article IX hereof, that:

(i) all letters of credit for an amount in excess of $200,000 to which such Grantor has rights as a beneficiary is listed on Schedule 4.09 (as such schedule may be amended or supplemented from time to time) hereto; and

(ii) it has obtained the consent of each issuer of any letter of credit for an amount in excess of $200,000 to the assignment of the proceeds of the letter of credit to the Collateral Trustee.

(b) Covenants and Agreements. Each Grantor hereby covenants and agrees that with respect to any letter of credit for an amount in excess of $200,000 hereafter arising as to which such Grantor has rights as a beneficiary, it shall, subject to the terms and conditions set forth in the Intercreditor Agreement, obtain the consent of the issuer thereof to the assignment of the proceeds of the letter of credit to the Collateral Trustee and shall deliver to the Collateral Trustee a completed Pledge Supplement together with all Supplements to Schedules thereto.

Section 4.10 Intellectual Property.

(a) Representations and Warranties. Except as disclosed in Schedule 4.10(H) (as such schedule may be amended or supplemented from time to time), each Grantor hereby represents and warrants, on the Closing Date and on the date of issuance of Additional Notes, if any, pursuant to and as contemplated by the terms of the Indenture until termination of this Agreement pursuant to Article IX hereof, that:

(i) Schedule 4.10 (as such schedule may be amended or supplemented from time to time) sets forth a true and complete list of (i) all United States, state and foreign registrations of and applications for Patents, Trademarks, and Copyrights (including exclusive Copyright Licenses pursuant to which such Grantor is an exclusive licensee) owned by each Grantor and (ii) all Patent Licenses, Trademark Licenses and Copyright Licenses material to the business of such Grantor;

(ii) such Grantor is the sole and exclusive owner of the entire right, title, and interest in and to all Intellectual Property listed on Schedule 4.10 (as such schedule may be amended or supplemented from time to time), and owns or has a license or other right to use all other material Intellectual Property necessary to conduct its business, free and clear of all Liens and encumbrances, except for certain Permitted Liens;

(iii) all Intellectual Property owned by such Grantor is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and each Grantor has performed all acts and has paid all renewal, maintenance, and other fees and taxes required to maintain each and every registration and application of material Copyrights, Patents and Trademarks in full force and effect;

(iv) to such Grantor’s knowledge, all Intellectual Property owned by such Grantor is valid and enforceable; no holding, decision, or judgment has been rendered in any action or proceeding before any court or administrative authority challenging the validity of, such Grantor’s right to register, or such Grantor’s rights to own or use, any Intellectual Property owned by such Grantor and no such action or proceeding is pending or, to such Grantor’s knowledge, threatened;

(v) all registrations and applications for Copyrights, Patents and Trademarks owned by such Grantor are standing in the name of such Grantor and none of the material Trademarks, Patents, Copyrights or Trade Secrets owned by such Grantor has been licensed by any Grantor to any affiliate or third party, except as disclosed in Schedule 4.10(B), (D), (F), or (G) (as each may be amended or supplemented from time to time);

(vi) to such Grantor’s knowledge, such Grantor has been using appropriate statutory notice of registration in connection with its use of registered Trademarks, proper marking practices in connection with the use of Patents, and appropriate notice of copyright in connection with the publication of Copyrights material to the business of such Grantor;

(vii) the conduct of such Grantor’s business does not infringe, dilute, misappropriate or otherwise violate any Intellectual Property of a third party; no claim has been made in writing that the use of Intellectual Property by such Grantor violates the asserted rights of any third party, except to the extent that such claims, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect;

(viii) to each Grantor’s knowledge, no third party is infringing upon or otherwise violating any rights in any material Intellectual Property owned or used by such Grantor, or any of its respective licensees;

(ix) to each Grantor’s knowledge, no settlement or consents, covenants not to sue, nonassertion assurances, or releases have been entered into by such Grantor or to which such Grantor is bound that adversely affect such Grantor’s rights to own or use any material Intellectual Property; and

(x) except for certain Permitted Liens, each Grantor has not made a previous assignment, sale, transfer or agreement constituting a present or future assignment, sale or transfer of any Intellectual Property that has not been terminated or released. Except for certain Permitted Liens, there is no effective financing statement or other document or instrument now executed, or on file or recorded in any public office, granting a security interest in or otherwise encumbering any Intellectual Property of such Grantor, other than in favor of the Collateral Trustee.

(b) Covenants and Agreements. Each Grantor hereby covenants and agrees as follows:

(i) it shall not do any act or omit to do any act whereby any of the Intellectual Property owned by such Grantor which is material to the business of Grantor may lapse, or become abandoned, dedicated to the public, or unenforceable, or which would adversely affect the validity, grant, or enforceability of the security interest granted therein;

(ii) it shall not, with respect to any Trademarks owned by such Grantor which are material to the business of any Grantor (excluding any Trademarks which such Grantor decides to cease using in its reasonable business judgment), cease the use of any of such Trademarks or fail to maintain the level of the quality of products sold and services rendered under any of such Trademarks at a level at least substantially consistent with the quality of such products and services as of the date hereof, and each Grantor shall take all steps reasonably necessary to insure that licensees of such Trademarks use such consistent standards of quality;

(iii) it shall promptly notify the Collateral Trustee if it knows or has reason to know that any item of Intellectual Property that is material to the business of any Grantor may become (a) abandoned or dedicated to the public or placed in the public domain, (b) invalid or unenforceable, or (c) subject to any adverse determination or development (including the institution of proceedings) in any action or proceeding in the United States Patent and Trademark Office, the United States Copyright Office, any state registry, any foreign counterpart of the foregoing, or any court;

(iv) it shall take all reasonable steps in the United States Patent and Trademark Office, the United States Copyright Office, any state registry or any foreign counterpart of the foregoing, to pursue any application and maintain any registration of each Trademark, Patent, and Copyright owned by such Grantor and material to its business which is now or shall become included in the Collateral including, but not limited to, those items on Schedule 4.10(A), (C) and (E) (as each may be amended or supplemented from time to time), unless such Grantor decides, in its reasonable business judgment, not to pursue or maintain such application or registration because such

Trademark, Patent or Copyright is no longer necessary for or material to such Grantor’s business;

(v) in the event that any Intellectual Property owned by or exclusively licensed to such Grantor is infringed, misappropriated, or diluted or otherwise violated by a third party, such Grantor shall promptly take all reasonable actions to stop such infringement, misappropriation, dilution or other violation and protect its rights in such Intellectual Property including, but not limited to, the initiation of a suit for injunctive relief and to recover damages;

(vi) it shall report to the Collateral Trustee within five (5) Business Days after the last day of the fiscal quarter during which the following occurs (but with respect to Copyrights, within 30 days of such occurrence); (i) such Grantor’s filing of any application to register any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office, or any state registry or foreign counterpart of the foregoing (whether such application is filed by such Grantor or through any agent, employee, licensee, or designee thereof) and (ii) such Grantor’s registration of any Intellectual Property by any such office, in each case by executing and delivering to the Collateral Trustee a completed Pledge Supplement together with all Supplements to Schedules thereto;

(vii) it shall execute and deliver to the Collateral Trustee any document that is necessary or appropriate to acknowledge, confirm, register, record, or perfect the Collateral Trustee’s interest in any part of the Intellectual Property, whether now owned or hereafter acquired (including, but not limited to Trademark Security Agreements, Copyright Security Agreements and Patent Security Agreements, in the form of Exhibits C, D and E, respectively);

(viii) except as permitted under the Indenture, each Grantor shall not execute, and there will not be on file in any public office, any financing statement or other document or instruments, except financing statements or other documents or instruments filed or to be filed in favor of the Collateral Trustee and except as permitted in the Indenture each Grantor shall not sell, assign, transfer, license, grant any option, or create or suffer to exist any Lien upon or with respect to the Intellectual Property, except for the Lien created by and under this Agreement and the other Loan Documents;

(ix) it shall hereafter use commercially reasonable efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could or might in any way materially impair or prevent the creation of a security interest in, or the assignment of, such Grantor’s rights and interests in any property included within the definitions of any Intellectual Property acquired under such contracts;

(x) it shall take all steps reasonably necessary to protect the secrecy of all Trade Secrets, including, without limitation, entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents;

(xi) it shall use proper statutory notice in connection with its use of any of the Intellectual Property owned by such Grantor; and

(xii) it shall continue to collect, at its own expense, all amounts due or to become due to such Grantor in respect of the Intellectual Property owned by such Grantor or any portion thereof. In connection with such collections, each Grantor may take such action as such Grantor may deem reasonably necessary or advisable to enforce collection of such amounts. Notwithstanding the foregoing, the Collateral Trustee shall have the right at any time, to notify, or require any Grantor to notify, any obligors with respect to any such amounts of the existence of the security interest created hereby.

Section 4.11 Commercial Tort Claims.

(a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and on the date of issuance of Additional Notes, if any, pursuant to and as contemplated by the terms of the Indenture until termination of this Agreement pursuant to Article IX hereof, that Schedule 4.11 (as such schedule may be amended or supplemented from time to time) sets forth all Commercial Tort Claims of each Grantor reasonably expected to exceed $[500,000]; and

(b) Covenants and Agreements. Each Grantor hereby covenants and agrees that with respect to any Commercial Tort Claim reasonably expected to exceed $[500,000] hereafter arising it shall deliver to the Collateral Trustee a completed Pledge Supplement together with all Supplements to Schedules thereto, identifying such new Commercial Tort Claims.

ARTICLE V

RIGHT OF INSPECTION AND FURTHER ASSURANCES; ADDITIONAL GRANTORS

Section 5.01 Further Assurances.

(a) Each Grantor agrees that from time to time, at the expense of such Grantor, that it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that the Collateral Trustee may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Collateral Trustee to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall:

(i) file such financing or continuation statements, or amendments thereto, and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary, or as the Collateral Trustee may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby;

(ii) take all actions necessary to ensure the recordation of appropriate evidence of the liens and security interests granted hereunder in the Intellectual Property owned by such Grantor and the registered Copyrights exclusively licensed to such Grantor with any intellectual property registry in which said Intellectual Property is registered or in which an application for registration is pending including, without limitation, the United States Patent and Trademark Office, the United States Copyright Office, the various Secretaries of State, and the foreign counterparts on any of the foregoing;

(iii) subject to Section 5.07 of the Credit Agreement at any reasonable time, upon request by the Collateral Trustee, assemble the Collateral and allow inspection of the Collateral by the Collateral Trustee, or persons designated by the Collateral Trustee; and

(iv) at the Collateral Trustee’s request, appear in and defend any action or proceeding that may affect such Grantor’s title to or the Collateral Trustee’s security interest in all or any part of the Collateral.

(b) Each Grantor hereby authorizes the Collateral Trustee to file a Record or Records, including, without limitation, financing or continuation statements, and amendments thereto, in any jurisdictions and with any filing offices as the Collateral Trustee may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Collateral Trustee herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner necessary or advisable to ensure the perfection of the security interest in the Collateral granted to the Collateral Trustee herein, including, without limitation, describing such property as “all assets” or “all personal property, whether now owned or hereafter acquired.” Each Grantor shall furnish to the Collateral Trustee from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Trustee may reasonably request, all in reasonable detail. In no event shall the foregoing authorization be deemed an obligation.

(c) Each Grantor hereby authorizes modification of this Agreement upon such Grantor’s signature to such modification by amending Schedule 4.10 (as such schedule may be amended or supplemented from time to time) to include reference to any right, title or interest in any existing Intellectual Property or any Intellectual Property acquired or developed by any Grantor after the execution hereof or to delete any reference to any right, title or interest in any Intellectual Property in which any Grantor no longer has or claims any right, title or interest.

(d) [Intentionally Omitted].

Section 5.02 Additional Grantors. From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Grantors (each, an “Additional Grantor”), by executing a Joinder Agreement. Upon delivery of any such Joinder Agreement to the Collateral Trustee, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its Obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Collateral Trustee not to cause any Subsidiary of the Borrower to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

ARTICLE VI

COLLATERAL TRUSTEE APPOINTED ATTORNEY-IN-FACT

Section 6.01 Power of Attorney. Each Grantor hereby irrevocably appoints the Collateral Trustee (such appointment being coupled with an interest) as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Collateral Trustee or otherwise, from time to time to take any action and to execute any instrument that the Collateral Trustee may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, the following:

(a) upon the occurrence and during the continuance of any Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to the Collateral Trustee pursuant to the Indenture;

(b) upon the occurrence and during the continuance of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c) upon the occurrence and during the continuance of any Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

(d) upon the occurrence and during the continuance of any Event of Default, to file any claims or take any action or institute any proceedings that the Collateral Trustee may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Trustee with respect to any of the Collateral;

(e) to prepare and file any UCC financing statements against such Grantor as debtor;

(f) to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in the Intellectual Property in the name of such Grantor as debtor;

(g) to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, actions to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Trustee in its sole discretion, any such payments made by the Collateral Trustee to become Obligations of such Grantor to the Collateral Trustee, due and payable immediately without demand; and

(h) upon the occurrence and during the continuance of any Event of Default, to generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Trustee were the absolute owner thereof for all purposes, and to do, at the Collateral Trustee’s option and such Grantor’s expense, at any time or from time to time, all acts and things that the Collateral Trustee deems reasonably necessary to protect, preserve or realize upon the Collateral and the Collateral Trustee’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Section 6.02 No Duty on the Part of Collateral Trustee or Secured Parties. The powers conferred on the Collateral Trustee hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon the Collateral Trustee or any Secured Party to exercise any such powers. The Collateral Trustee and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

ARTICLE VII

REMEDIES

Section 7.01 Generally.

(a) If any Event of Default shall have occurred and be continuing, subject to the terms and conditions set forth in the Intercreditor Agreement, the Collateral Trustee may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of the Collateral Trustee on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously:

(i) require any Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Collateral Trustee forthwith, assemble all or part of the Collateral as directed by the Collateral Trustee and make it available to the Collateral Trustee at a place to be designated by the Collateral Trustee that is reasonably convenient to both parties;

(ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process;

(iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Collateral Trustee deems appropriate; and

(iv) without notice except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at any public or private sale, at any of the Collateral Trustee’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Trustee may deem commercially reasonable.

(b) The Collateral Trustee or any Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Collateral Trustee, as Collateral Trustee for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Trustee at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days written notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Trustee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent that applicable law imposes duties on the Administrative Agent, any Collateral Trustee or any Secured Party to exercise remedies in a commercially reasonable manner (which duties cannot be waived under such law), each Grantor agrees that it would not be commercially unreasonable for the Collateral Trustee (i) to fail to incur expenses reasonably deemed necessary or appropriate by the Collateral Trustee or any Secured Party to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain consents of any Governmental Authority or other third party for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors, secondary obligors or other Persons obligated on Collateral or to remove Liens or encumbrances on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as any Grantor, for expressions of interest in acquiring all or any portion of the Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, (xi) to purchase insurance or credit enhancements to insure the Collateral Trustee or the Secured Parties against risks of loss, collection or disposition of Collateral or to provide to the Collateral Trustee or the Secured Parties a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by the Collateral Trustee, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Collateral Trustee in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section is to provide non-exhaustive indications of what actions or omissions by the Collateral Trustee or any Secured Party would not be commercially unreasonable in the exercise by the Collateral Trustee or any Secured Party of remedies against the Collateral and that other actions or omissions by the Collateral Trustee or the Secured Parties shall not be deemed commercially unreasonable solely on account of not being indicated in this Section. Without limitation of the foregoing, nothing contained in this Section shall be construed to grant any rights to any Grantor or to impose any duties on the Collateral Trustee or the Secured Parties that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section. Each Grantor hereby waives any claims against the Collateral Trustee and the Secured Parties arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Trustee accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, the Grantors shall be liable for the deficiency and the fees of any attorneys employed by the Collateral Trustee to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Trustee, that the Collateral Trustee has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way alter the rights of the Collateral Trustee hereunder.

(c) The Collateral Trustee may sell the Collateral without giving any warranties as to the Collateral. The Collateral Trustee may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(d) The Collateral Trustee shall have no obligation to marshal any of the Collateral.

Section 7.02 Application of Proceeds. Except as expressly provided elsewhere in this Agreement, and subject to the terms of the Intercreditor Agreement, all proceeds received by the Collateral Trustee in respect of any sale, any collection from, or other realization upon all or any part of the Collateral shall be applied in full or in part by the Collateral Trustee in accordance with the Indenture, and subject to the Intercreditor Agreement.

Section 7.03 Sales on Credit. If Collateral Trustee sells any of the Collateral upon credit, Grantor will be credited only with payments actually made by purchaser and received by the Collateral Trustee and applied to indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, the Collateral Trustee may resell the Collateral and the Grantor shall be credited with proceeds of the sale.

Section 7.04 [Intentionally Omitted.]

Section 7.05 Investment Related Property. Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Collateral Trustee may be compelled, with respect to any sale of all or any part of the Investment Related Property conducted without prior registration or qualification of such Investment Related Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Trustee shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Collateral Trustee determines to exercise its right to sell any or all of the Investment Related Property, upon written request, each Grantor shall determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by the Collateral Trustee in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

Section 7.06 Intellectual Property.

(a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default, but subject to the terms and conditions set forth in the Intercreditor Agreement:

(i) the Collateral Trustee shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor, the Collateral Trustee or otherwise, in the Collateral Trustee’s sole discretion, to enforce any of such Grantor’s rights in any Intellectual Property, in which event such Grantor shall, at the request of the Collateral Trustee, do any and all lawful acts and execute any and all documents required by the Collateral Trustee in aid of such enforcement and such Grantor shall promptly, upon demand, reimburse and indemnify the Collateral Trustee as provided in Section 11.03 of the Credit Agreement in connection with the exercise of its rights under this Section, and, to the extent that the Collateral Trustee shall elect not to bring suit to enforce any Intellectual Property as provided in this Section, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement, dilution, misappropriation or other violation of any of such Grantor’s rights in the Intellectual Property by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing, diluting, misappropriating, or otherwise violating such Intellectual Property as shall be necessary to prevent such infringement, dilution, misappropriation or other violation;

(ii) upon written demand from the Collateral Trustee, each Grantor shall grant, assign, convey or otherwise transfer to the Collateral Trustee an absolute assignment of all of such Grantor’s right, title and interest in and to the Intellectual Property and shall execute and deliver to the Collateral Trustee such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement;

(iii) each Grantor agrees that such a grant, conveyance, transfer, assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that the Collateral Trustee (or any Secured Party) receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property; and

(iv) the Collateral Trustee shall have the right to notify, or require each Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of the Intellectual Property of such Grantor, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Collateral Trustee, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done;

(1) all amounts and proceeds (including checks and other instruments) received by any Grantor in respect of amounts due to such Grantor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of the Collateral Trustee hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to the Collateral Trustee in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 7.08 hereof; and

(2) No grantor shall adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

(b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to the Collateral Trustee of any rights, title and interests in and to the Intellectual Property shall have been previously made and shall have become absolute and effective, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, the Collateral Trustee shall promptly execute and deliver to such Grantor, at such Grantor’s sole cost and expense, such assignments or other transfer as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Collateral Trustee as aforesaid, subject to any disposition thereof that may have been made by the Collateral Trustee; provided, after giving effect to such reassignment, the Collateral Trustee’s security interest granted pursuant hereto, as well as all other rights and remedies of the Collateral Trustee granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of any other Liens granted by or on behalf of the Collateral Trustee and the Secured Parties.

(c) Solely for the purpose of enabling the Collateral Trustee to exercise rights and remedies under this Article 7 and at such time as the Collateral Trustee shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Trustee, to the extent it has the right to do so, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of said Trademarks, to use, operate under, license, or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located.

Section 7.07 Collection of Accounts and General Intangibles. Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default, the Collateral Trustee or the Collateral Trustee’s designee may, subject to the terms and conditions set forth in the Intercreditor Agreement: (a) notify Account Debtors of any Grantor that the Accounts, General Intangibles or Chattel Paper of such Grantor have been assigned to the Collateral Trustee, for the benefit of the Secured Parties, or that the Collateral Trustee has a security interest therein, and (b) collect the Accounts and General Intangibles of any Grantor directly, and any collection costs and expenses shall constitute part of such Grantor’s Obligations under the Indenture.

Section 7.08 Cash Proceeds. Subject to the terms and conditions set forth in the Intercreditor Agreement, any cash, checks or other near-cash items (collectively, “Cash Proceeds”) received by the Collateral Trustee (whether from a Grantor or otherwise): (i) if no Event of Default shall have occurred and be continuing, shall be held by the Collateral Trustee for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations (whether matured or unmatured) in accordance with the provisions hereunder and (ii) if an Event of Default shall have occurred and be continuing, may, in the sole discretion of the Collateral Trustee, (A) be held by the Collateral Trustee for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations (whether matured or unmatured) and/or (B) then or at any time thereafter may be applied by the Collateral Trustee against the Secured Obligations then due and owing.

ARTICLE VIII

COLLATERAL TRUSTEE

The Collateral Trustee has been appointed to act as Collateral Trustee under the Indenture by the Noteholders and, by their acceptance of the benefits hereof, the other Secured Parties. The Collateral Trustee shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Indenture. In furtherance of the foregoing provisions of this Section, each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Collateral Trustee for the benefit of Secured Parties in accordance with the terms of this Section.

ARTICLE IX

CONTINUING SECURITY INTEREST; TRANSFER OF LOANS

This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of all Secured Obligations, be binding upon each Grantor, its successors and assigns, and inure, together with the rights and remedies of the Collateral Trustee hereunder, to the benefit of the Collateral Trustee and its successors, transferees and assigns. Without limiting the generality of the foregoing, but subject to the terms of the Indenture, any Noteholder may assign or otherwise transfer any Notes held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Secured Parties herein or otherwise. Upon the payment in full of all Secured Obligations, the security interest granted hereby shall terminate hereunder and of record and all rights to the Collateral shall revert to the Grantors. Upon any such termination the Collateral Trustee shall, at the Grantors’ expense, execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination. Upon the release of any Lien on any Collateral in favor of the Collateral Trustee pursuant to the terms of the Indenture, such Collateral shall automatically be released from the Liens created by this Agreement.

ARTICLE X

STANDARD OF CARE; COLLATERAL TRUSTEE MAY PERFORM

The powers conferred on the Collateral Trustee hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Trustee shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Trustee shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Trustee accords its own property. Neither the Collateral Trustee nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise. If any Grantor fails to perform any agreement contained herein, the Collateral Trustee may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Trustee incurred in connection therewith shall be payable by each Grantor, but in no event shall the Collateral Trustee be obligated to so perform.

(a)	In no event shall the Collateral Trustee be charged with knowledge of compliance with or monitoring of the representations, warranties and covenants contained herein, unless it receives actual notice of compliance or non-compliance by the performing party, including but not limited to whether or not dollar thresholds requiring pledge supplements with respect to letters of credit, tort claims or control agreements are met; nor shall the Collateral Trustee be charged with knowledge of dates or other terms set forth in the Credit Agreement.

(b)

In no event shall the Collateral Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including without limitation strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of god, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Collateral Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

(c)	Anything in this Agreement to the contrary notwithstanding, in no event shall the Collateral Agent be liable under or in connection with this Agreement for indirect, special, incidental, punitive or consequential losses or damages of any kind whatsoever, including but not limited to lost profits, irrespective of the likelihood of such loss or damage and regardless of the form of action.

(d)	The Collateral Trustee agrees to accept and act upon notice, instructions or directions pursuant to this Agreement sent by unsecured e-mail, facsimile transmission or other similar unsecured electronic methods. If the party elects to give the Collateral Trustee e-mail or facsimile instructions (or instructions by a similar electronic method) and the Collateral Trustee in its discretion elects to act upon such instructions, the Collateral Trustee’s understanding of such instructions shall be deemed controlling absent manifest error. The Collateral Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Collateral Trustee’s reasonable reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction. The party providing electronic instructions agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Collateral Trustee, including without limitation the risk of the Collateral Trustee acting on unauthorized instructions, and the risk or interception and misuse by third parties.

(e)	The Grantors and the Issuers, jointly and severally, shall defend, indemnify, and hold harmless the Collateral Trustee (which for purposes of this paragraph (e) shall be deemed to include its officers, directors, employees and agents) from and against any claims, demands, penalties, fines, liabilities, settlements, damages or reasonable costs or expenses of whatever kind or nature, known or unknown, contingent or otherwise, arising out of the following in respect of the Collateral: (w) the presence, disposal, release, or threatened release of any Hazardous Materials which are on, from, or affecting the soil, water, vegetation, buildings, personal property, persons or animals; (x) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials; (y) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Materials, and/or (z) any violation of laws, orders, regulations, requirements or demands of government authorities, which are based upon or in any way related to such Hazardous Materials including, reasonable attorney and consultant fees and expenses, reasonable investigation and laboratory fees, court costs, and reasonable litigation expenses, except, in each case, where such claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses arise solely from the negligence, bad faith or willful misconduct of the Collateral Trustee as determined in a final, non-appealable order of a court of competent jurisdiction. For purposes of this paragraph, “Hazardous Materials” includes radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances defined in the U.S. Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. §9601, et. seq.) (“CERCLA”), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 5108, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 6901, et seq.), and in the regulations adopted and publications promulgated pursuant thereto, or any other Federal, state or local environmental law, ordinance, rule, or regulation. The provisions of this paragraph shall be in addition to any and all other obligations and liabilities Holdings may have to the Collateral Trustee at common law, and shall survive the termination of this Agreement, and the resignation or removal of the Trustee.

(f)	The Issuers and the Grantors will, jointly and severally, indemnify the Collateral Trustees against any and all losses, liabilities or expenses incurred by either of them arising out of or in connection with the acceptance or administration of its duties under this Agreement, including the costs and expenses of enforcing this Agreement against the Issuers and the Grantors (including this Section) and defending itself against any claim (whether asserted by the Issuers, the Grantors, any Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence or willful misconduct. The Collateral Trustee will notify the Issuers promptly of any claim for which it may seek indemnity. Failure by the Collateral Trustee to so notify the Issuers will not relieve the Issuers or any of the Grantors of their obligations hereunder. The Issuers or such Grantor will defend the claim and the Collateral Trustee will cooperate in the defense. The Collateral Trustee may have separate counsel and the Issuers will pay the reasonable fees and expenses of such counsel. Neither the Issuers nor any Grantor need pay for any settlement made without its consent, which consent will not be unreasonably withheld. This provision shall survive the termination of this Agreement.

(g)	For the avoidance of doubt, in addition to the foregoing, each of the Collateral Trustees hereunder shall have the rights, protections and immunities granted to them under the Indenture, and such are incorporated by reference herein.

ARTICLE XI

MISCELLANEOUS

Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 13.01 of the Indenture. No failure or delay on the part of the Collateral Trustee in the exercise of any power, right or privilege hereunder or under the Indenture shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the Indenture are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. This Agreement shall be binding upon and inure to the benefit of the Collateral Trustee and Grantors and their respective successors and assigns. No Grantor shall assign any right, duty or obligation hereunder if in such Grantor’s judgment such assignment shall have a Material Adverse Effect. This Agreement and the Indenture embody the entire agreement and understanding between Grantors and the Collateral Trustee and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, neither this Agreement nor the Indenture may be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND RULE 327(b) OF THE NEW YORK CIVIL PRACTICE LAW AND RULES. THE COLLATERAL TRUSTEE SHALL HAVE NO RESPONSIBILITY FOR THE PREPARATION OR FILING OF FINANCING STATEMENTS OR FOR OTHERWISE MAINTAINING THE PERFECTION OF THE LIEN IN THE COLLATERAL HEREUNDER.

WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

IN WITNESS WHEREOF, each Grantor and the Collateral Trustee have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

PRETIUM PACKAGING, L.L.C.

By:	/s/ George A. Abd
Name: George A. Abd
Title: President and Chief Executive Officer

PRETIUM FINANCE, INC.,

By:	/s/ George A. Abd
Name: George A. Abd
Title: President

PVC CONTAINER CORPORATION,

By:	/s/ George A. Abd
Name: George A. Abd
Title: President

ROBB CONTAINER CORPORATION,

By:	/s/ George A. Abd
Name: George A. Abd
Title: President

AIROPAK CORPORATION,

By:	/s/ George A. Abd
Name: George A. Abd
Title: President

NOVAPAK CORPORATION,

By:	/s/ George A. Abd
Name: George A. Abd
Title: President

Signature page to Security Agreement (Notes)

MONT ROYAL, L.L.C.

By:	/s/ George A. Abd
Name: George A. Abd
Title: President

MR GRANTOR TRUST

By:	/s/ George A. Abd
Name: George A. Abd
Title: Trustee

Signature page to Security Agreement (Notes)

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as the Collateral Trustee

By:	/s/ Sharon McGrath
Name: Sharon McGrath
Title: Vice President

Signature page to Security Agreement (Notes)

**SCHEDULE 4.01

TO SECURITY AGREEMENT

GENERAL INFORMATION

(A)	Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person)	Organization I.D.#

(B)	Other Names (including any Trade-Name or Fictitious Business Name) under which each Grantor has conducted business for the past five (5) years:

Name of Grantor	Trade Name or Fictitious Business Name

(C)	Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:

Full Legal Name	Date of Change	Description of Change

(D)	Agreements pursuant to which any Grantor is found as debtor within past five (5) years:

Name of Grantor	Description of Agreement

(E)	Financing Statements:

Name of Grantor	Filing Jurisdiction(s)

SCHEDULE 4.01-1

SCHEDULE 4.02

TO SECURITY AGREEMENT

Name of Grantor	Location of Equipment and Inventory

SCHEDULE 4.02-1

SCHEDULE 4.05

TO SECURITY AGREEMENT

INVESTMENT RELATED PROPERTY

(A)	Pledged Stock:

Grantor	Stock Issuer	Class of Stock	Certificated (Y/N)	Stock Certificate No.	Par Value	No. of Pledged Stock	% of Outstanding Stock of the Stock Issuer

Pledged LLC Interests:

Grantor	Limited Liability Company	Certificated (Y/N)	Certificate No. (if any)	No. of Pledged Units	% of Outstanding LLC Interests of the Limited Liability Company

Pledged Partnership Interests:

Grantor	Partnership	Type of Partnership Interests (e.g., general or limited)	Certificated (Y/N)	Certificate No. (if any)	% of Outstanding Partnership Interests of the Partnership

Pledged Trust Interests:

Grantor	Trust	Class of Trust Interests	Certificated (Y/N)	Certificate No. (if any)	% of Outstanding Trust Interests of the Trust

Pledged Debt:

Grantor	Issuer	Original Principal Amount	Outstanding Principal Balance	Issue Date	Maturity Date

EXHIBIT 4.05-1

Securities Account:

Grantor	Share of Securities Intermediary	Account Number	Account Name

Commodities Accounts:

Grantor	Name of Commodities Intermediary	Account Number	Account Name

Deposit Accounts:

Grantor	Name of Depositary Bank	Account Number	Account Name

(B)

Name of Grantor	Date of Acquisition	Description of Acquisition

EXHIBIT 4.05-2

SCHEDULE 4.08

TO SECURITY AGREEMENT

Name of Grantor	Description of Material Contract

SCHEDULE 4.08-1

SCHEDULE 4.09

TO SECURITY AGREEMENT

Name of Grantor	Description of Letters of Credit

SCHEDULE 4.09-1

SCHEDULE 4.10

TO SECURITY AGREEMENT

INTELLECTUAL PROPERTY

(A)	Copyrights

(B)	Copyright Licenses

(C)	Patents

(D)	Patent Licenses

(E)	Trademarks

(F)	Trademark Licenses

(G)	Trade Secret Licenses

(H)	Intellectual Property Exceptions

SCHEDULE 4.10-1

SCHEDULE 4.11

TO SECURITY AGREEMENT

Name of Grantor	Commercial Tort Claims

SCHEDULE 4.11-1

EXHIBIT A

TO SECURITY AGREEMENT

PLEDGE SUPPLEMENT

This PLEDGE SUPPLEMENT, dated [mm/dd/yy], is delivered pursuant to the Security Agreement, dated as of March 31, 2011 (as it may be from time to time amended, restated, modified or supplemented, the “Security Agreement”), between PRETIUM PACKAGING, L.L.C., a Delaware limited liability company, PRETIUM FINANCE, INC., a Delaware corporation, the other Grantors party thereto from time to time, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Collateral Trustee for the Secured Parties. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

Grantor hereby confirms the grant to the Collateral Trustee set forth in the Security Agreement of, and does hereby grant to the Collateral Trustee, a security interest in all of Grantor’s right, title and interest in and to all Collateral to secure the Secured Obligations, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located. Grantor represents and warrants that the attached Supplements to Schedules accurately and completely set forth all additional information required pursuant to the Security Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Security Agreement.

IN WITNESS WHEREOF, Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of [mm/dd/yy].

[NAME OF GRANTOR]

By:
Name:
Title:

EXHIBIT A-1

SUPPLEMENT TO SCHEDULE 4.01

TO SECURITY AGREEMENT

Additional Information:

(A)	Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person)	Organization I.D.#

(B)	Other Names (including any Trade-Name or Fictitious Business Name) under which each Grantor has conducted business for the past five (5) years:

Name of Grantor	Trade Name or Fictitious Business Name

(C)	Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:

Name of Grantor	Date of Change	Description of Change

(D)	Agreements pursuant to which any Grantor is found as debtor within past five (5) years:

Name of Grantor	Description of Agreement

(E)	Financing Statements:

Name of Grantor	Filing Jurisdiction(s)

EXHIBIT A-2

SUPPLEMENT TO SCHEDULE 4.02

TO SECURITY AGREEMENT

Additional Information:

Name of Grantor	Location of Equipment and Inventory

EXHIBIT A-3

SUPPLEMENT TO SCHEDULE 4.05

TO SECURITY AGREEMENT

Additional Information:

(A)

Pledged Stock:

Pledged Partnership Interests:

Pledged LLC Interests:

Pledged Trust Interests:

Pledged Debt:

Securities Account:

Commodities Accounts:

Deposit Accounts:

(B)

Name of Grantor	Date of Acquisition	Description of Acquisition

EXHIBIT A-4

SUPPLEMENT TO SCHEDULE 4.08

TO SECURITY AGREEMENT

Additional Information:

Name of Grantor	Description of Material Contract

EXHIBIT A-5

SUPPLEMENT TO SCHEDULE 4.09

TO SECURITY AGREEMENT

Additional Information:

Name of Grantor	Description of Letters of Credit

EXHIBIT A-6

SUPPLEMENT TO SCHEDULE 4.10

TO SECURITY AGREEMENT

Additional Information:

(A)	Copyrights

(B)	Copyright Licenses

(C)	Patents

(D)	Patent Licenses

(E)	Trademarks

(F)	Trademark Licenses

(G)	Trade Secret Licenses

(H)	Intellectual Property Exceptions

EXHIBIT A-7

SUPPLEMENT TO SCHEDULE 4.11

TO SECURITY AGREEMENT

Additional Information:

Name of Grantor	Commercial Tort Claims

EXHIBIT A-8

EXHIBIT B

TO SECURITY AGREEMENT

UNCERTIFICATED SECURITIES CONTROL AGREEMENT

This Uncertificated Securities Control Agreement dated as of [            ] among [the Pledgor] (the “Pledgor”), Pretium Finance, Inc., The Bank of New York Mellon Trust Company, N.A., as Collateral Trustee for the Secured Parties (the “Collateral Trustee”) and [                    ], a [            ] corporation (the “Issuer”). Capitalized terms used but not defined herein as defined in the Security Agreement dated March 31, 2011, among the Pledgor, and the Collateral Trustee (the “Security Agreement”). All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

Section 1.01 Registered Ownership of Shares. The Issuer hereby confirms and agrees that as of the date hereof the Pledgor is the registered owner of [            ] shares of the Issuer’s [common] stock (the “Pledged Shares”) and the Issuer shall not change the registered owner of the Pledged Shares without the prior written consent of the Collateral Trustee.

Section 1.02 Instructions. If at any time the Issuer shall receive instructions originated by the Collateral Trustee relating to the Pledged Shares, the Issuer shall comply with such instructions without further consent by the Pledgor or any other person.

Section 1.03 Additional Representations and Warranties of the Issuer.

The Issuer hereby represents and warrants to the Collateral Trustee:

(a) It has not entered into, and until the termination of this agreement will not enter into, any agreement with any other person relating the Pledged Shares pursuant to which it has agreed to comply with instructions issued by such other person.

(b) It has not entered into, and until the termination of this agreement will not enter into, any agreement with the Pledgor or the Collateral Trustee purporting to limit or condition the obligation of the Issuer to comply with Instructions as set forth in Section 1.02 hereof.

(c) Except for the claims and interest of the Collateral Trustee and of the Pledgor in the Pledged Shares, the Issuer does not know of any claim to, or interest in, the Pledged Shares. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Pledged Shares, the Issuer will promptly notify the Collateral Trustee and the Pledgor thereof.

(d) This Uncertificated Securities Control Agreement is the valid and legally binding obligation of the Issuer.

Section 1.04 Choice of Law. This Agreement shall be governed by the laws of the State of New York.

Section 1.05 Conflict with Other Agreements. In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into,

Exhibit B-1

the terms of this Agreement shall prevail. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

Section 1.06 Voting Rights. Until such time as the Collateral Trustee shall otherwise instruct the Issuer in writing, the Pledgor shall have the right to vote the Pledged Shares.

Section 1.07 Successors; Assignment. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. The Collateral Trustee may assign its rights hereunder only with the express written consent of the Issuer and by sending written notice of such assignment to the Pledgor.

Section 1.08 Indemnification of Issuer. The Pledgor [and the Collateral Trustee] hereby agree that (a) the Issuer is released from any and all liabilities to the Pledgor [and the Collateral Trustee] arising from the terms of this Agreement and the compliance of the Issuer with the terms hereof, except to the extent that such liabilities arise from the Issuer’s negligence and (b) the Pledgor, its successors and assigns shall at all times indemnify and save harmless the Issuer from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Issuer with the terms hereof, except to the extent that such arises from the Issuer’s negligence, and from and against any and all liabilities, losses, damages, reasonable costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.

Section 1.09 Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person or by overnight courier, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Pledgor:	[INSERT ADDRESS] Attention:

Collateral Trustee:	The Bank of New York Mellon Trust Company, N.A. Corporate Trust Division 2 North LaSalle Street, Suite 120 Chicago, IL 60602 Attention: Account Manager – Pretium Packaging

Issuer:	[INSERT ADDRESS] Attention:

Any party may change its address for notices in the manner set forth above.

Section 1.10 Termination. The Obligations of the Issuer to the Collateral Trustee pursuant to this Control Agreement shall continue in effect until the security interests of the Collateral

Exhibit B-2

Trustee in the Pledged Shares have been terminated pursuant to the terms of the Security Agreement and the Collateral Trustee has notified the Issuer of such termination in writing. The Collateral Trustee agrees to provide Notice of Termination in substantially the form of Exhibit A hereto to the Issuer upon the request of the Pledgor on or after the termination of the Collateral Trustee’s security interest in the Pledged Shares pursuant to the terms of the Security Agreement. The termination of this Control Agreement shall not terminate the Pledged Shares or alter the Obligations of the Issuer to the Pledgor pursuant to any other agreement with respect to the Pledged Shares.

Section 1.11 Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

In acting hereunder, the Collateral Trustee shall have all the rights, protections and immunities granted to it under the Security Agreement.

[NAME OF PLEDGOR]

By:
Name:
Title:

The Bank of New York Mellon Trust Company, N.A. as Collateral Trustee

By:
Name:
Title:

[NAME OF ISSUER]

By:
Name:
Title:

Exhibit B-3

EXHIBIT A

TO THE UNCERTIFICATED SECURITIES CONTROL AGREEMENT

[Letterhead of Collateral Trustee]

[Date]

[Name and Address of Issuer]

Attention:

Re:	Termination of Control Agreement

You are hereby notified that the Uncertificated Securities Control Agreement between you, [the Pledgor] and the undersigned (a copy of which is attached) is terminated and you have no further Obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to Pledged Shares (as defined in the Uncertificated Control Agreement) from [the Pledgor]. This notice terminates any Obligations you may have to the undersigned with respect to the Pledged Shares, however nothing contained in this notice shall alter any Obligations which you may otherwise owe to [the Pledgor] pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile transmission to [insert name of Pledgor].

Very truly yours,

The Bank of New York Mellon Trust Company, N.A., as Collateral Trustee

By:
Name:
Title:

Exhibit B-4

EXHIBIT C

TO SECURITY AGREEMENT

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Agreement”), dated as of March 31, 2011 is made by the entities identified as grantors on the signature pages hereto (collectively, the “Grantors”) and The Bank of New York Mellon Trust Company, N.A., as Collateral Trustee (the “Collateral Trustee”).

Capitalized terms not otherwise defined herein have the meanings set forth in the Senior Notes Security Agreement (Second Lien), dated as of March 31, 2011, among Pretium Packaging L.L.C., Pretium Finance, Inc., the other Guarantors party thereto and the Collateral Trustee (as amended, restated, supplemented, or otherwise modified from time to time, the “Notes Security Agreement”).

WHEREAS, pursuant to the Notes Security Agreement, Grantors have granted the Collateral Trustee a security interest in the Trademark Collateral (as defined below) an are required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantors and the Collateral Trustee hereby agree as follows:

(i)	Grant of Security Interest

(a) Each Grantor hereby grants to the Collateral Trustee a security interest and continuing lien on all of such Grantor’s right, title and interest in, to and under the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located (collectively, the “Trademark Collateral”):

all United States, state and foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, internet domain names, trade styles, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, all registrations and applications for any of the foregoing, including: (i) the registrations and applications listed on Schedule A hereto, (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by the foregoing, (iv) the right to sue or otherwise recover for any past, present and future infringement, dilution or other violation thereof or for any injury to goodwill, (v) all Proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

(b) Notwithstanding anything herein to the contrary, in no event shall the Trademark Collateral include or the security interest granted hereunder attach to any “intent-to-use” application for registration of a Trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the

EXHIBIT C-1

grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law.

(c) The security interest granted hereby is granted in conjunction with the security interest granted to the Collateral Trustee under the Notes Security Agreement. The rights and remedies of the Secured Parties with respect to the security interest granted hereby are in addition to those set forth in the Notes Security Agreement. In the event of any conflict between the terms of this Agreement and the terms of the Notes Security Agreement, the terms of the Notes Security Agreement shall control. In acting hereunder, the Collateral Trustee shall have the rights, protections and immunities granted to it under the Security Agreement.

(ii)	Governing Law

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND RULE 327(b) OF THE NEW YORK CIVIL PRACTICE LAW AND RULES.

(iii)	Successors and Assigns

This Agreement shall be binding upon and inure to the benefit of the Collateral Trustee and Grantor and their respective successors and assigns. Grantor shall not assign any right, duty or obligation hereunder.

(iv)	Counterparts

This Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed, shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

EXHIBIT C-2

IN WITNESS WHEREOF, the Grantor and the Collateral Trustee have caused this Agreement to be duly executed and delivered as of the date first above written.

PRETIUM PACKAGING, L.L.C.

By:
Name:
Title:

EXHIBIT C-3

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as the Collateral Trustee

By:
Name:
Title:

EXHIBIT C-4

SCHEDULE A

to

TRADEMARK SECURITY AGREEMENT

TRADEMARK REGISTRATIONS AND APPLICATIONS1

Mark	Serial No.	Filing Date	Registration No.	Registration Date
HEAT ZONE	78264161	6/18/2003	3288573	9/4/2007
ECONOLIGHT	77126965	3/9/2007	3505940	9/23/2008
PRETIUM PACKAGING	75331366	7/28/1997	2385951	9/12/2000

[1]

Records at the United States Copyright Office currently shows Marpac Industries, Inc., a former subsidiary of PVC Container Corporation that has been dissolved, as the owner of the copyrights. These records will be updated to reflect PVC Container Corporation as the registered owner of the copyrights.

EXHIBIT C-5

EXHIBIT D

TO SECURITY AGREEMENT

COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT (this “Agreement”), dated as of March 31, 2011 is made by the entities identified as grantors on the signature pages hereto (collectively, the “Grantors”) and The Bank of New York Mellon Trust Company, N.A., as Collateral Trustee (the “Collateral Trustee”).

Capitalized terms not otherwise defined herein have the meanings set forth in the Senior Notes Security Agreement (Second Lien), dated as of March 31, 2011, among Pretium Packaging, L.L.C., Pretium Finance, Inc., the other Guarantors party thereto and the Collateral Trustee (as amended, restated, supplemented, or otherwise modified from time to time, the “Notes Security Agreement”).

WHEREAS, pursuant to the Notes Security Agreement, Grantors have granted the Collateral Trustee, a security interest in the Copyright Collateral (as defined below) and are required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantors and the Collateral Trustee hereby agree as follows:

(i)	Grant of Security Interest

(a) Each Grantor hereby grants to the Collateral Trustee a security interest and continuing lien on all of such Grantor’s right, title and interest in, to and under the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located (collectively, the “Copyright Collateral”):

all United States and foreign copyrights (including Community designs), including but not limited to copyrights in software and databases, and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, and with respect to any and all of the foregoing: (i) all registrations and applications therefor including the registrations and applications listed on Schedule A hereto, (ii) all extensions and renewals thereof, (iii) all rights corresponding thereto throughout the world, (iv) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof, and (v) all Proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto.

(b) The security interest granted hereby is granted in conjunction with the security interest granted to the Collateral Trustee under the Notes Security Agreement. In the event of any conflict between the terms of this Agreement and the terms of the Notes Security Agreement, the terms of the Notes Security Agreement shall control. In acting hereunder, the Collateral Trustee shall have the rights, protections and immunities granted to it under the Security Agreement.

(ii)	Governing Law

EXHIBIT E-1

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND RULE 327(b) OF THE NEW YORK CIVIL PRACTICE LAW AND RULES.

(iii)	Successors and Assigns

This Agreement shall be binding upon and inure to the benefit of the Collateral Trustee and Grantor and their respective successors and assigns. Grantor shall not assign any right, duty or obligation hereunder.

(iv)	Counterparts

This Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed, shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

EXHIBIT E-2

IN WITNESS WHEREOF, the Grantor and the Collateral Trustee have caused this Agreement to be duly executed and delivered as of the date first above written.

PVC CONTAINER CORPORATION

By:
Name:
Title:

EXHIBIT E-3

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as the Collateral Trustee

By:
Name:
Title:

EXHIBIT E-4

SCHEDULE A

to

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS AND APPLICATIONS2

Title	Registration No.	Registration Date
In-process control.	TXu000248247	8/6/1986
MARPAC	TXu000377909	7/24/1989
Marpac: color brochure	TXu000244370	7/7/1986
Marpac Industries, Inc., computer aided process quality assurance (CAP/QA)	TXu000304615	9/21/1987
The Marpac monitor—dispensing the news of Marpacians : v. 8, no. 6, December 1989	TXu000401180	1/9/1990
[Marpac multi-product color photograph]	TXu000272387	3/2/1987
Molding/assembly know-how.	TXu000231597	3/11/1986
Peace	TXu000401179	1/9/1990
Permanent high-relief embossing indelible markings by Marpac.	TXu000420337	1/9/1990
Process capability	TXu000248246	8/6/1986
Shredder lubricant (quiets your shredder)	TXu000297627	9/8/1987

[2]

Records at the United States Copyright Office currently shows Marpac Industries, Inc., a former subsidiary of PVC Container Corporation that has been dissolved, as the owner of the copyrights. These records will be updated to reflect PVC Container Corporation as the registered owner of the copyrights.

EXHIBIT E-5

EXHIBIT E

TO SECURITY AGREEMENT

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this “Agreement”), dated as of March 31, 2011 is made by the entities identified as grantors on the signature pages hereto (collectively, the “Grantors”) and The Bank of New York Mellon Trust Company, N.A., as Collateral Trustee (the “Collateral Trustee”).

Capitalized terms not otherwise defined herein have the meanings set forth in the Senior Notes Security Agreement (Second Lien), dated as of March 31, 2011, among Pretium Packaging L.L.C., Pretium Finance, Inc., the other Guarantors party thereto and the Collateral Trustee (as amended, restated, supplemented, or otherwise modified from time to time, the “Notes Security Agreement”).

WHEREAS, pursuant to the Notes Security Agreement, Grantors have granted the Collateral Trustee a security interest in the Patent Collateral (as defined below) and are required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantors and the Collateral Trustee hereby agree as follows:

(i)	Grant of Security Interest

(a) Each Grantor hereby grants to the Collateral Trustee, a security interest and continuing lien on all of such Grantor’s right, title and interest in, to and under the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located (collectively, the “Patent Collateral”):

all United States and foreign patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing, including: (i) each patent and patent application referred listed on Schedule A hereto, (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all inventions and improvements described therein, (iv) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof, (v) all Proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

(b) The security interest granted hereby is granted in conjunction with the security interest granted to the Collateral Trustee under the Notes Security Agreement. In the event of any conflict between the terms of this Agreement and the terms of the Notes Security Agreement, the terms of the Notes Security Agreement shall control. In acting hereunder, the Collateral Trustee shall have the rights, protections and immunities granted to it under the Security Agreement.

(ii)	Governing Law

EXHIBIT E-6

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND RULE 327(b) OF THE NEW YORK CIVIL PRACTICE LAW AND RULES.

(iii)	Successors and Assigns

This Agreement shall be binding upon and inure to the benefit of the Collateral Trustee and Grantor and their respective successors and assigns. Grantor shall not assign any right, duty or obligation hereunder.

(iv)	Counterparts

This Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed, shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

EXHIBIT E-7

IN WITNESS WHEREOF, the Grantors and the Collateral Trustee have caused this Agreement to be duly executed and delivered as of the date first above written.

PRETIUM PACKAGING, L.L.C.

By:
Name:
Title:

PVC CONTAINER CORPORATION

By:
Name:
Title:

EXHIBIT E-8

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Collateral Trustee

By:
Name:
Title:

EXHIBIT E-9

SCHEDULE A

to

PATENT SECURITY AGREEMENT

PATENTS AND PATENT APPLICATIONS

Pretium Packaging, L.L.C.

Title	Application No.	Filing Date	Patent No.	Issue Date

Container	29233988	7/12/2005	D539661	4/3/2007

Curved Bottle	29225920	3/22/2005	D531904	11/14/2006

Container with Improved Crush Resistance	11457001	7/12/2006	—	—

Shelved Land for a Container Neck	12110054	4/25/2008	—	—

Container	29302426	1/16/2008	D607743	1/12/2010

Container	29202277	3/29/2004	D518725	4/11/2006

Container	29302428	1/16/2008	D608211	1/19/2010

Thin wall plastic container and method for forming same	12697904	2/1/2010	—	—

Container	29338581	6/15/2009	D619012	7/6/2010

Lightweight Container	12052177	3/20/2008	—	—

Container	29296719	10/26/2007	—	—

Container	29339356	6/29/2009	—	—

Container	29345073	10/8/2009	—	—

PVC Container Corporation

Title	Application No.	Filing Date	Patent No.	Issue Date

Universal Container for chemical transportation	29162380	6/14/2002	D510872	10/25/2005

Bottle	29022103	4/28/1994	D376760	12/24/1996

EXHIBIT E-10

EXHIBIT F

TO SECURITY AGREEMENT

JOINDER AGREEMENT

This JOINDER AGREEMENT, dated [mm/dd/yy], is delivered pursuant to the Security Agreement, dated as of March 31, 2011 (as it may be from time to time amended, restated, modified or supplemented, the “Security Agreement”), between PRETIUM PACKAGING, L.L.C., a Delaware limited liability company, PRETIUM FINANCE, INC., a Delaware corporation, the other Grantors party thereto from time to time, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Collateral Trustees for the Parties. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

The undersigned (the “Additional Grantor”) hereby (i) agrees that this Joinder Agreement may be attached to the Security Agreement, (ii) agrees that the Additional Grantor will comply with all the terms and conditions of the Security Agreement as if it were an original signatory thereto, (iii) grants to Collateral Trustee a security interest in all of the undersigned’s right, title and interest in and to all “Collateral” (as such term is defined in the Security Agreement) of the undersigned, in each case whether now or hereafter existing or in which the undersigned now has or hereafter acquires an interest and wherever the same may be located and (iv) delivers to Collateral Trustee supplements to all schedules attached to the Security Agreement. All such Collateral shall be deemed to be part of the “Collateral” and hereafter subject to each of the terms and conditions of the Security Agreement.

The Additional Grantor agrees from time to time, upon request of the Collateral Trustee, to take such additional actions and to execute and deliver such additional documents and instruments as the Collateral Trustee may request to effect the transactions contemplated by, and to carry out the intent of, the Security Agreement.

IN WITNESS WHEREOF, Grantor has caused this Joinder Agreement to be duly executed and delivered by its duly authorized officer as of [mm/dd/yy].

[NAME OF ADDITIONAL GRANTOR]

By:
Name:
Title:

EXHIBIT F-1

SUPPLEMENT TO SCHEDULE 4.01

TO SECURITY AGREEMENT

Additional Information:

(A)	Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person)	Organization I.D.#

(B)	Other Names (including any Trade-Name or Fictitious Business Name) under which each Grantor has conducted business for the past five (5) years:

Name of Grantor	Trade Name or Fictitious Business Name

(C)	Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:

Name of Grantor	Date of Change	Description of Change

(D)	Agreements pursuant to which any Grantor is found as debtor within past five (5) years:

Name of Grantor	Description of Agreement

(E)	Financing Statements:

Name of Grantor	Filing Jurisdiction(s)

EXHIBIT F-2

SUPPLEMENT TO SCHEDULE 4.02

TO SECURITY AGREEMENT

Additional Information:

Name of Grantor	Location of Equipment and Inventory

EXHIBIT E-3

SUPPLEMENT TO SCHEDULE 4.05

TO SECURITY AGREEMENT

Additional Information:

(A)

Pledged Stock:

Pledged Partnership Interests:

Pledged LLC Interests:

Pledged Trust Interests:

Pledged Debt:

Securities Account:

Commodities Accounts:

Deposit Accounts:

(B)

Name of Grantor	Date of Acquisition	Description of Acquisition

EXHIBIT E-4

SUPPLEMENT TO SCHEDULE 4.08

TO SECURITY AGREEMENT

Additional Information:

Name of Grantor	Description of Material Contract

EXHIBIT E-5

SUPPLEMENT TO SCHEDULE 4.09

TO SECURITY AGREEMENT

Additional Information:

Name of Grantor	Description of Letters of Credit

EXHIBIT E-6

SUPPLEMENT TO SCHEDULE 4.10

TO SECURITY AGREEMENT

Additional Information:

(A)	Copyrights

(B)	Copyright Licenses

(C)	Patents

(D)	Patent Licenses

(E)	Trademarks

(F)	Trademark Licenses

(G)	Trade Secret Licenses

(H)	Intellectual Property Exceptions

EXHIBIT E-7

SUPPLEMENT TO SCHEDULE 4.11

TO SECURITY AGREEMENT

Additional Information:

Name of Grantor	Commercial Tort Claims

EXHIBIT E-8